Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2008 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name	Gross Assets at 1/31/2008	Amount of Bond Required Pursuant to Rule 17g-1(d)
Dreyfus 100% U.S. Treasury Money Market Fund	$621,691,622	$900,000
Dreyfus A Bonds Plus, Inc.	$408,078,148	$750,000
Dreyfus Appreciation Fund, Inc.	$4,056,240,432	$2,500,000
Dreyfus BASIC Money Market Fund, Inc.	$1,208,580,820	$1,250,000
Dreyfus BASIC U.S. Government Money Market Fund	$407,806,236	$750,000
Dreyfus BASIC U.S. Mortgage Securities Fund	$121,612,884	$525,000
Dreyfus Cash Management	$24,191,059,615	$2,500,000
Dreyfus Cash Management Plus, Inc.	$14,957,966,456	$2,500,000
Dreyfus Connecticut Municipal Money Market Fund, Inc.	$209,056,675	$600,000
Dreyfus Growth and Income Fund, Inc.	$712,456,510	$900,000
Dreyfus Growth Opportunity Fund, Inc.	$207,109,891	$600,000
Dreyfus High Yield Strategies Fund	$418,401,515	$750,000
Dreyfus Intermediate Municipal Bond Fund, Inc.	$865,337,879	$1,000,000
Dreyfus Liquid Assets, Inc.	$6,244,716,368	$2,500,000
Dreyfus Massachusetts Municipal Money Market Fund	$186,703,180	$600,000
Dreyfus MidCap Index Fund	$2,175,441,403	$1,700,000
Dreyfus Municipal Cash Management Plus	$2,614,989,311	$1,900,000
Dreyfus Municipal Income, Inc.	$293,154,220	$750,000
Dreyfus Municipal Money Market Fund, Inc.	$1,026,820,213	$1,250,000
Dreyfus New Jersey Municipal Money Market Fund, Inc.	$530,191,632	$900,000

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2008 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name	Gross Assets at 1/31/2008	Amount of Bond Required Pursuant to Rule 17g-1(d)
Dreyfus New York Municipal Cash Management	$942,127,894	$1,000,000
Dreyfus New York Tax Exempt Bond Fund, Inc.	$1,488,997,822	$1,250,000
Dreyfus New York Tax Exempt Money Market Fund	$251,875,074	$750,000
Dreyfus Pennsylvania Municipal Money Market Fund	$272,336,921	$750,000
Dreyfus Premier California Tax Exempt Bond Fund, Inc.	$1,453,959,288	$1,250,000
Dreyfus Premier GNMA Fund, Inc.	$947,205,810	$1,000,000
Dreyfus Premier Municipal Bond Fund	$629,166,766	$900,000
Dreyfus Premier New Jersey Municipal Bond Fund, Inc.	$617,902,164	$900,000
Dreyfus Premier New York Municipal Bond Fund	$150,908,295	$600,000
Dreyfus Premier Short Intermediate Municipal Bond Fund	$140,449,453	$525,000
Dreyfus Premier Worldwide Growth Fund, Inc.	$675,403,072	$900,000
Dreyfus Short-Intermediate Government Fund	$185,359,335	$600,000
Dreyfus Stock Index Fund, Inc.	$2,983,291,593	$1,900,000
Dreyfus Strategic Municipal Bond Fund, Inc.	$606,191,628	$900,000
Dreyfus Strategic Municipals, Inc.	$836,491,838	$1,000,000
Dreyfus Treasury Cash Management	$17,631,852,807	$2,500,000
Dreyfus Treasury Prime Cash Management	$9,370,337,848	$2,500,000
Dreyfus U.S. Treasury Intermediate Term Fund	$204,789,870	$600,000
Dreyfus U.S. Treasury Long Term Fund	$96,430,568	$450,000
Dreyfus Worldwide Dollar Money Market Fund, Inc.	$731,619,616	$900,000
General California Municipal Money Market Fund	$822,646,865	$1,000,000

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2008 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name		Gross Assets at 1/31/2008	Amount of Bond Required Pursuant to Rule 17g-1(d)
General Money Market Fund, Inc.		$10,937,579,397	$2,500,000
General New York Municipal Bond Fund, Inc.		$240,879,196	$600,000
General New York Municipal Money Market Fund		$462,894,457	$750,000
The Dreyfus Fund Incorporated		$1,328,491,723	$1,250,000
The Dreyfus Premier Third Century Fund, Inc.		$307,018,496	$750,000
The Dreyfus Socially Responsible Growth Fund, Inc.		$312,018,540	$750,000
CitizensSelect Funds			
CitizensSelect Prime Money Market Fund			
CitizensSelect Treasury Money Market Fund			
	GROUP TOTAL:	**$2,114,175,302**	**$1,700,000**
Dreyfus Bond Funds, Inc.			
Dreyfus Municipal Bond Fund			
Dreyfus Premier High Income Fund			
	GROUP TOTAL:	**$2,161,114,487**	**$1,700,000**
Dreyfus Government Cash Management Funds			
Dreyfus Government Cash Management			
Dreyfus Government Prime Cash Management Fund			
	GROUP TOTAL:	**$16,133,393,350**	**$2,500,000**
Advantage Funds, Inc.			

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2008 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name	Gross Assets at 1/31/2008	Amount of Bond Required Pursuant to Rule 17g-1(d)
Dreyfus Emerging Leaders Fund		
Dreyfus MidCap Value Fund		
Dreyfus Premier Future Leaders Fund		
Dreyfus Premier International Value Fund		
Dreyfus Premier Select Midcap Growth Fund		
Dreyfus Premier Strategic Value Fund		
Dreyfus Premier Structured Large Cap Value Fund		
Dreyfus Premier Structured Mid Cap Fund		
Dreyfus Premier Technology Growth Fund		
Dreyfus Premier Total Return Advantage Fund		
Dreyfus Small Company Value Fund		
Global Alpha Fund		
PREMIER GLOBAL ABSOLUTE RETURN FUND		
GROUP TOTAL:	**$3,368,498,004**	**$2,100,000**
DREFYSU INSTITUTIONAL CASH ADVANTAGE FUNDS		
Dreyfus Institutional Cash Advantage Fund		
Dreyfus Institutional Cash Advantage Plus Fund		
GROUP TOTAL:	**$38,477,500,017**	**$2,500,000**
Dreyfus Investment Grade Funds, Inc.		
Dreyfus Inflation Adjusted Securities Fund		

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2008 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name		Gross Assets at 1/31/2008	Amount of Bond Required Pursuant to Rule 17g-1(d)
Dreyfus Intermediate Term Income Fund			
Dreyfus Prem. Yield Advantage Fund			
Dreyfus Premier Short Term Income Fund- Class P			
	GROUP TOTAL:	**$1,199,145,052**	**$1,250,000**
Dreyfus Institutional Money Market Fund			
Government Securities			
Money Market			
	GROUP TOTAL:	**$177,609,503**	**$600,000**
Dreyfus Index Funds, Inc.			
Dreyfus International Stock Index Fund			
Dreyfus S&P 500 Index Fund			
Dreyfus Smallcap Stock Index Fund			
	GROUP TOTAL:	**$4,545,637,683**	**$2,500,000**
Dreyfus International Funds, Inc.			
Dreyfus Premier Emerging Markets Fund			
	GROUP TOTAL:	**$1,302,205,977**	**$1,250,000**
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS			
Dreyfus Institutional Preferred Money Market Fund			
Dreyfus Institutional Preferred Plus Money Market Fund			

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2008 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name		Gross Assets at 1/31/2008	Amount of Bond Required Pursuant to Rule 17g-1(d)
	GROUP TOTAL:	**$15,351,608,994**	**$2,500,000**
Dreyfus Investment Portfolios			
Core Value Portfolio			
MidCap Stock Portfolio			
Small Cap Stock Index Portfolio			
Technology Growth Portfolio			
	GROUP TOTAL:	**$840,263,030**	**$1,000,000**
The Dreyfus/Laurel Funds, Inc.			
Dreyfus BASIC S&P 500 Stock Index Fund			
Dreyfus Bond Market Index Fund			
Dreyfus Disciplined Stock Fund			
Dreyfus Money Market Reserves			
Dreyfus Municipal Reserves			
Dreyfus Prem. Strategic Income Fund			
Dreyfus Premier Balanced Fund			
Dreyfus Premier Core Equity Fund			
Dreyfus Premier Large Company Stock Fund			
Dreyfus Premier Limited Term Income Fund			
Dreyfus Premier MidCap Stock Fund			
Dreyfus Premier Small Cap Value Fund			

Fund Name	Gross Assets at 1/31/2008	Amount of Bond Required Pursuant to Rule 17g-1(d)
Dreyfus Premier Tax Managed Growth Fund		
Dreyfus US Treasury Reserves		
GROUP TOTAL:	**$4,816,220,415**	**$2,500,000**
The Dreyfus/Laurel Funds Trust		
Dreyfus Premier 130/30 Growth Fund		
Dreyfus Premier Core Value Fund		
Dreyfus premier Equity Income Fund		
Dreyfus Premier Global Equity Income Fund		
Dreyfus Premier International Bond Fund		
Dreyfus Premier Limited Term High Yield Fund		
Dreyfus Premier Managed Income Fund		
Dreyfus Premier Tax Managed Balanced Fund		
GROUP TOTAL:	**$1,014,741,544**	**$1,250,000**
The Dreyfus/Laurel Tax-Free Municipal Funds		
Dreyfus BASIC California Municipal Money Market Fund		
Dreyfus BASIC Massachusetts Municipal Money Market Fund		
Dreyfus BASIC New York Municipal Money Market Fund		
GROUP TOTAL:	**$767,579,783**	**$1,000,000**
Dreyfus LifeTime Portfolios, Inc.		
Growth & Income Portfolio		

Fund Name		Gross Assets at 1/31/2008	Amount of Bond Required Pursuant to Rule 17g-1(d)
Growth Portfolio			
Income Portfolio			
	GROUP TOTAL:	**$112,654,365**	**$525,000**
Dreyfus Municipal Funds, Inc.			
Dreyfus BASIC Municipal Money Market Fund			
Dreyfus BASIC New Jersey Municipal Money Market Fund			
Dreyfus Premier High Yield Municipal Bond Fund			
Dreyfus Premier Select Municpal Bond Fund			
	GROUP TOTAL:	**$1,032,584,199**	**$1,250,000**
Dreyfus Money Market Instruments, Inc.			
Government Securities Series			
Money Market Series			
	GROUP TOTAL:	**$2,195,090,528**	**$1,700,000**
Dreyfus Premier Equity Funds, Inc.			
Dreyfus Premier Growth and Income Fund			
	GROUP TOTAL:	**$26,043,079**	**$300,000**
Dreyfus Premier Fixed Income Funds			
Dreyfus Premier Core Bond Fund			
	GROUP TOTAL:	**$859,300,275**	**$1,000,000**
Dreyfus Premier International Funds, Inc.			

Fund Name		Gross Assets at 1/31/2008	Amount of Bond Required Pursuant to Rule 17g-1(d)
Dreyfus Premier Greater China Fund			
Dreyfus Premier International Growth Fund			
PREMIER DIVERSIFIED INTERNATIONAL FUND			
PREMIER EMERGING ASIA FUND			
	GROUP TOTAL:	**$1,155,010,699**	**$1,250,000**
Dreyfus Premier Manager Funds I			
Bear Stearns Prime Money Market Fund			
Dreyfus Premier Alpha Growth Fund			
Dreyfus Premier Intrinsic Value Fund			
Dreyfus Premier S&P Stars Fund			
Dreyfus Premier S&P Stars Opportunities Fund			
Dreyfus Premier Small Cap Equity Growth Fund			
	GROUP TOTAL:	**$3,206,778,098**	**$2,100,000**
Dreyfus Premier Managers Funds II			
Dreyfus Premier Balanced Opportunity Fund			
	GROUP TOTAL:	**$472,871,679**	**$750,000**
DREYFUS PREMIER OPPORTUNITY FUNDS			
Dreyfus Premier Enterprise Fund			
Dreyfus Premier Health Care Fund			
Dreyfus Premier Natural Resources Fund			

Fund Name		Gross Assets at 1/31/2008	Amount of Bond Required Pursuant to Rule 17g-1(d)
	GROUP TOTAL:	**$184,305,017**	**$600,000**
Dreyfus Premier Stock Funds			
Dreyfus Premier International Equity Fund			
Dreyfus Premier International Small Cap Fund			
Dreyfus Premier Small Cap Equity Fund			
	GROUP TOTAL:	**$525,760,434**	**$900,000**
DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS			
Dreyfus California AMT Tax-Free Cash Management			
Dreyfus Tax Exempt Cash Management			
	GROUP TOTAL:	**$5,509,730,377**	**$2,500,000**
Dreyfus Variable Investment Fund			
Appreciation Portfolio			
Developing Leaders Portfolio			
Growth and Income Portfolio			
International Equity Portfolio			
International Value Portfolio			
Money Market Portfolio			
Quality Bond Portfolio			
	GROUP TOTAL:	**$2,037,569,234**	**$1,700,000**
General Government Securities Money Market Funds, Inc.			

Fund Name	Gross Assets at 1/31/2008	Amount of Bond Required Pursuant to Rule 17g-1(d)
General Government Securities Money Market Fund		
General Treasury Prime Money Market Fund		
GROUP TOTAL:	**$1,881,564,359**	**$1,500,000**
General Municipal Money Market Funds, Inc.		
General Municipal Money Market Fund		
GROUP TOTAL:	**$1,014,490,812**	**$1,250,000**
MELLON FUNDS TRUST		
Mellon Balanced Fund		
Mellon Bond Fund		
Mellon Emerging Markets Fund		
Mellon Income Stock Fund		
Mellon Intermediate Bond Fund		
Mellon International Fund		
Mellon Large Cap Stock Fund		
Mellon Massachusetts Intermediate Municipal Bond Fund		
Mellon Mid Cap Stock Fund		
Mellon Money Market Fund		
Mellon National Intermediate Municipal Bond Fund		
Mellon National Municipal Money Market Fund		
Mellon National Short-Term Municipal Bond Fund		

Fund Name	Gross Assets at 1/31/2008	Amount of Bond Required Pursuant to Rule 17g-1(d)
Mellon Pennsylvania Intermediate Municipal Bond Fund		
Mellon Short-Term U.S. Government Securities Fund		
Mellon Small Cap Stock Fund		
MELLON U.S. CORE EQUITY 130/30 FUND		
GROUP TOTAL:	**$15,135,704,417**	**$2,500,000**
Dreyfus Premier State Municipal Bond Fund		
Connecticut Series		
Maryland Series		
Massachusetts Series		
Michigan Series		
Minnesota Series		
North Carolina Series		
Ohio Series		
Pennsylvania Series		
Virginia Series		
GROUP TOTAL:	**$1,569,292,014**	**$1,500,000**
Strategic Funds, Inc.		
Dreyfus Premier New Leaders Fund		
Emerging Markets Opportunity Fund		
Global Stock Fund		

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets at 1/31/2008 Pursuant to Rule 17g-1(d) Under the Investment CompanyAct of 1940

Fund Name	Gross Assets at 1/31/2008	Amount of Bond Required Pursuant to Rule 17g-1(d)
International Stock Fund		
Systematic International Equity Fund		
GROUP TOTAL:	**$1,123,232,722**	**$1,250,000**
GRAND TOTALS:	**$246,397,316,792**	**$100,825,000**
AVAILABLE FIDELITY BOND COVERAGE		**$125,000,000**